                     SEMIANNUAL REPORT  /  JANUARY 31 1999



                                 AIM SMALL CAP
                               OPPORTUNITIES FUND
                                 [COVER IMAGE]


[AIM LOGO APPEARS HERE]



                 INVEST WITH DISCIPLINE--Registered Trademark--

                     ------------------------------------

               THE INDEPENDENCE DAY PARADE BY JANE WOOSTER SCOTT

         JUST AS SMALL BUSINESSES ARE A KEY COMPONENT OF THIS FESTIVE

          PAINTING, SMALL COMPANIES ARE AN IMPORTANT PART OF THE U.S.

           ECONOMIC LANDSCAPE. IN AIM SMALL CAP OPPORTUNITIES FUND,

           WE ENDEAVOR TO OWN THE STOCKS OF SMALLER COMPANIES THAT WE

                       BELIEVE HAVE EXCITING POTENTIAL.

                     ------------------------------------

AIM Small Cap Opportunities Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of small-company stocks which management believes involve "special opportunities."

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Small Cap Opportunities Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B shares and Class C shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o Because Class A, B and C shares have been offered for less than one year, total return provided is cumulative total return that has not been annualized
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o Investing in smaller companies may involve greater risk and potential reward than investing in more established companies. Leveraging and short selling, along with other hedging strategies, may present higher risks, but also offer the potential for greater rewards. Short sales involve greater risk in that they rely on the managers' ability to accurately anticipate the future value of a security.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small Cap Funds Index represents an average of the performance of the 30 largest small-capitalization growth funds.
o The unmanaged Russell 2000 Index is generally considered representative of the performance of stocks of small-capitalization companies. The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
o The Standard & Poor's Composite Index of 500 stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
              THAT YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                        AIM SMALL CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    As the period covered by this report opened, markets were in
     [PHOTO OF      the midst of a serious loss of confidence stemming from
     Charles T.     global financial crises and widespread decline in U.S.
       Bauer,       corporate earnings growth. From July till October, a major
    Chairman of     correction for equities, including previously market-leading
    the Board of    blue chips, bolstered U.S. Treasury issues, whose safety
      THE FUND      attracts investors in doubtful times. The reporting period
    APPEARS HERE]   would bring two particularly serious financial shocks, first the debt default by Russia, and later the currency devaluation by Brazil. The result was another six months of market volatility here and abroad.
                        Beginning in late September, the U.S. Federal Reserve
                    Board intervened to pump liquidity and confidence into markets. Investors responded favorably, and the reporting period closed on a positive note with domestic equities rallying and bonds displaying much less momentum.
    Some stock indexes produced excellent total return for the six-month reporting period, with the S&P 500 index of large-company stocks up a dramatic 15.02%. But focusing on one market benchmark may give you an incomplete view. There was wide divergence among market segments during this reporting period. For example, the Russell 2000 Index of small-company stocks rose only 2.40% during the six months covered by this report. Even within the S&P 500, the bigger the company, the better the performance.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving this level of volatility could have been. Of course, our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets. In the end, most were rewarded for their long-term perspective.
    In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously.
AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
    We are pleased to send you this report on your Fund's recent performance. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     ------------------------------------

                            . . . WE ARE PLEASED TO

                             NOTE THAT MOST MUTUAL

                               FUND SHAREHOLDERS

                              REMAINED COOL HEADED

                            AND DID NOT PULL OUT OF

                                 THE MARKETS.

                     ------------------------------------


                        AIM SMALL CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


FUND PASSES MARKET TESTS WITH FLYING COLORS

SMALL-CAP STOCKS EXPERIENCED BOTH "DOWN" AND "UP" MARKETS DURING THE REPORTING PERIOD. HOW DID THE FUND PERFORM?
The Fund's alternative investment strategy, which can be adapted to rising or declining markets, was severely tested during the reporting period and performed admirably. Small-cap stocks, which were in sharp decline at the outset of the reporting period, rebounded strongly toward its end. The Russell 2000 Growth Index and the Lipper Small Cap Funds Index ended the period with gains of 9.45% and 0.98%, respectively, for the six months ended January 31, 1999.
    The Fund's performance far exceeded both these indexes. For the reporting period, cumulative total returns at net asset value, that is, without a sales charge, were 24.78% for Class A shares and 24.24% for Class B shares. Class C shares commenced sales on December 30, 1998, and posted a cumulative total return at net asset value of 6.04% through the end of the reporting period.

WHAT WERE MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?
When the reporting period began on July 31, 1998, the Dow Jones Industrial Average (the Dow) had just started a steep decline. Serious economic problems in Russia and Latin America as well as Asia, combined with political controversy in the United States, prompted the sell-off.
    The market continued its slide until October 8, when it began an impressive recovery. The Federal Reserve Board (the Fed) cut interest rates three times in the fall. These Fed moves, combined with encouraging economic indicators, sparked a strong rally in the stock market. The Dow soared to a record high on November 23, but faltered in January amid concerns about Brazil's financial woes. Still, the Dow ended the reporting period with a modest gain of 6.32%.

HOW DID SMALL-CAP STOCKS FARE IN THIS ENVIRONMENT?
Small-cap stocks had been in a severe downturn for several months before the beginning of the reporting period, and this trend continued until October 8 when the Russell 2000 Index sank to its lowest level in more than two years. In the unsettled market environment, investors favored more liquid assets, particularly U.S. Treasury bonds.
    During the last months of the reporting period, however, small-cap stocks rallied strongly, benefiting from the Fed's interest rate cuts. Investors also found small-cap stocks attractive because earnings growth projections for smaller companies were greater than those for larger companies. Finally, small-cap stocks represented good bargains as their prices relative to large-cap stocks were at their lowest levels in decades.

===============================================================================
CUMULATIVE TOTAL RETURN
CLASS A AND CLASS B SHARES

For six months ended 1/31/99
-------------------------------------------------------------------------------

Class A Shares                            24.78%

Class B Shares                            24.24%

Russell 2000 Growth Index                  9.45%

Lipper Small Cap Funds Index               0.98%

===============================================================================

HOW THE FUND'S INVESTMENT STRATEGY WORKS
The Fund's investment strategy allows it to hold both long and short positions. Long positions consist of stocks that the Fund actually owns. Short positions constitute stocks that have been borrowed with the intention of selling them and purchasing them at a lower price.
    We believe that earnings drive stock prices. With short sales, we seek to take advantage of an expected fall in price of the stock of a company whose earnings are decelerating. We sell the borrowed stock when we believe its price will drop, intending to purchase the same stock at an anticipated lower price. The strategy offers the potential for protection in a declining market, thereby reducing risk. A mixed portfolio of long and short positions can potentially produce lower volatility than an all-long portfolio.
    When earnings are falling, the Fund will generally have a greater number of short positions. When earnings are rising, the Fund typically will have more long positions in the portfolio. For example, after small-cap stocks rebounded in October, we reduced the number of short positions in the Fund to take advantage of the market upswing.
    Other strategies that the Fund may employ include leveraging-borrowing money, typically to purchase additional securities.

          See important Fund and index disclosures inside front cover.



                        AIM SMALL CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 1/31/99, based on total net assets

===================================================================================================================================
TOP 10 STOCK HOLDINGS                            TOP 10 INDUSTRIES                            TOP 10 SHORT POSITIONS
-----------------------------------------------------------------------------------------------------------------------------------
 1. Chico's FAS, Inc.                  1.31%   1. Computers (Software & Services)    17.61%   1. HEALTHSOUTH Corp.            0.71%
 2. Osteotech, Inc.                    1.27    2. Health Care (Medical Products &             2. WestPoint Stevens, Inc.      0.69
 3. RF Micro Devices, Inc.             1.26       Supplies)                            8.54   3. I2 Technologies, Inc.        0.61
 4. Alpharma, Inc.-Class A             1.20    3. Electronics (Semiconductors)         6.02   4. Stryker Corp.                0.61
 5. American Eagle Outfitters, Inc.    1.19    4. Retail (Specialty-Apparel)           5.57   5. King Pharmaceuticals, Inc.   0.59
 6. Superior Consultant Holdings Corp. 1.15    5. Banks (Regional)                     5.22   6. Adobe Systems Inc.           0.58
 7. Global Crossing Ltd.               1.15    6. Health Care (Drugs-Generic & Other)  4.69   7. Dollar General Corp.         0.48
 8. Express Scripts, Inc.-Class A      1.14    7. Restaurants                          4.53   8. Anadigics, Inc.              0.46
 9. Sonic Corp.                        1.14    8. Communications Equipment             4.43   9. Enhance Financial Services
10. VISX, Inc.                         1.12    9. Services (Data Processing)           4.33      Group Inc.                   0.43
                                              10. Retail (Specialty)                   4.22  10. Beckman Coulter Inc.         0.43

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===================================================================================================================================

WHY WAS THE FUND ABLE TO POST IMPRESSIVE GAINS, DESPITE A FLUCTUATING MARKET? The Fund benefited from its alternative investment strategy, which seeks to take advantage of both rising and falling earnings trends. For a description of the Fund's investment strategy, please see the accompanying sidebar.

HOW WAS THE FUND STRUCTURED AT THE END OF THE REPORTING PERIOD?
As of January 31, 1999, the Fund owned 158 stocks and had 27 short positions. Technology, consumer-cyclical and health-care stocks made up 35%, 22% and 16% of the portfolio, respectively.

WHAT WAS BEHIND THE STRONG PERFORMANCE OF TECHNOLOGY STOCKS?
Investors flocked to Internet-related companies as they considered the possibilities for explosive growth in the new medium. Technology companies also benefited from consumer demand for computers costing less than $1,000 and the need to upgrade computers to avoid complications associated with the so-called "millennium bug."
    The Fund's technology holdings included RF Micro Devices, a leading supplier of standard and customized radio-frequency integrated circuits; Rational Software, a producer of software that allows companies to develop their own programs; Mindspring, an Internet service provider; and Infospace.com, a leading distributor of content packages for Internet service providers.

WHERE WAS YOUR FOCUS IN THE CONSUMER-CYCLICAL SECTOR?
    Our emphasis was on retail stocks. For the most part, the nation's retailers benefited from healthy consumer spending, stemming from low unemployment and rising wages. Sales were robust for the crucial holiday season, largely because of a growth in Internet sales.
    American Eagle Outfitters, one of companies represented in the portfolio, sells casual wear for men and women. The Fund's other retail holdings included Chico's FAS, a women's casual clothing chain, and Ann Taylor, which sells upscale wear for women.
    Another consumer-cyclical holding that we liked was Jakks Pacific, which makes action figures for the World Wrestling Federation.

WHAT ABOUT HEALTH-CARE STOCKS?
While pharmaceutical-company stocks rose dramatically, the performance of other stocks within the health-care sector was more restrained. Pharmaceutical companies, which enjoyed robust earnings, continued to offer a wide range of new products that were enthusiastically received by a health-conscious public.
    The Fund benefited from owning the stocks of Osteotech, which provides products for surgical procedures; Alpharma, a producer of generic drugs and animal-health products; and VISX, maker of a laser vision-correction system.

WHAT IS YOUR OUTLOOK?
We expect the low-inflation, low-interest-rate environment that proved so favorable to certain segments of the stock market in l998 to persist in the months ahead. We also believe the economy will continue to grow, but perhaps at a slower pace. Profits are expected to decline for larger companies while remaining robust for small-cap companies. Moreover, small-cap stocks continue to be relatively cheap in comparison to large-cap stocks. These factors could make small-cap stocks increasingly attractive to investors and thus prove beneficial to the Fund.
    Given the unsettling economic problems in Asia, Russia and Latin America, stock markets could remain volatile. In such an environment, investors would be well advised to focus on their long-term financial goals, rather than transitory market fluctuations.

          See important Fund and index disclosures inside front cover.


                        AIM SMALL CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION


OF FINANCE AND THE FED

A few words from Federal Reserve Board Chairman Alan Greenspan can send the markets into a frenzy or calm them down.
    Why? In 1998, a year of record volatility in stock and bond markets, when investors and analysts alike seemed genuinely puzzled as to what to do next, the Federal Reserve Board became a constant in the midst of the unsettling environment.

WHAT IS THE FED?
The Federal Reserve Board, or "The Fed," consists of seven presidential appointees including Chairman Greenspan. In addition to overseeing the country's Federal Reserve System--the central bank of the United States--members of the Fed serve on the Federal Open Market Committee (FOMC), which decides monetary policy. Other FOMC members include the chairman of the New York Federal Reserve Bank and four other FOMC seats that are rotated among the remaining 11 Federal Reserve Banks.
    The FOMC meets eight times a year. These meetings are preceded by the release of the so-called "Beige Book" (see sidebar) and are always followed with a great deal of interest because it is here that decisions on monetary policy are made. The meetings traditionally feature reports on international and domestic economic developments, conditions in financial markets, and forecasts for the future. Policy options are then laid out and discussed, and a vote is taken on whether the Fed will act, often by adjusting interest rates.

WHY ARE ADJUSTMENTS TO INTEREST RATES SO CLOSELY FOLLOWED?
Interest rate changes by the Fed are important for several reasons: (1) they frequently reflect economic trends; (2) they immediately affect bond markets;
(3) they usually affect the stock market because when rates are high, people tend to be less apt to take on the greater risks of stocks; and (4) they often have a trickle-down effect.
    For example, an interest rate hike was considered during the first half of 1998 when the U.S. economy seemed in danger of overheating and sparking inflation. A rate hike would have helped slow things down by making borrowing more expensive. Instead, myriad financial difficulties abroad affected markets and slowed the U.S. economy enough to persuade the Fed to lower the federal funds rate--the interest rate banks charge each other for overnight credit--in September. When that rate cut did little to calm markets and loosen credit in the U.S., the Fed cut both the federal funds rate and the discount rate--the interest rate at which banks borrow emergency funds from the Federal Reserve--in October and set off rallies in stock and bond markets. The Fed cut both interest rates again in November 1998, citing continued strains in financial markets and spurring another jump in the stock market as a whole.
    Consumers feel the effect of interest rate adjustments as they trickle down through the banking system. Rate cuts by the Fed often prompt rate reductions on home mortgages, car loans, and variable-rate credit cards. Conversely, rate hikes

                               -----------------
                                      THE

                                     BEIGE

                                     BOOK
                               -----------------

WHAT IS THE BEIGE BOOK?
The Beige Book report is published about two weeks before each FOMC meeting. The report contains anecdotal data on current economic conditions in each Federal Reserve Bank district, summarizing the information by district and sector. Interviews with key business people, economists, market experts and other sources supply the details for the report. You can find out more about the Fed's Beige Book and other interesting topics by visiting the Fed's Web site at www.bog.frb.fed.us.


                        AIM SMALL CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

make all forms of loans more expensive.
    Although the Fed does not directly control the financial markets, its influence over short-term interest rates makes it a potent force.

WHAT ELSE DOES THE FED DO?
The Fed is an integral part of the Federal Reserve System (FRS), created by Congress in 1913. The FRS includes 12 regional Federal Reserve Banks in New York, Atlanta, Boston, Chicago, Cleveland, Dallas, Kansas City, Minneapolis, Philadelphia, Richmond, St. Louis, and San Francisco. A Federal Reserve Bank
o   clears checks,
o   lends money to banks needing emergency reserves,
o   issues currency, and
o   holds reserve deposits of member banks.
    A bank must hold a percentage of its loans as liquid reserves, meaning readily available. The Fed decides what this percentage will be and can lower it to inject more money into the economy or raise it to tighten credit.
    The Fed also determines the margin requirements for securities investors and traders and which securities may be purchased on margin. (Margin is the minimum amount of cash that a customer is required to deposit on the purchase of securities.) Known as Regulation T, this rule prevents the overextension of credit in securities transactions.
    While these other functions of the Federal Reserve System do not generate as many headlines as its interest rate moves, they are crucial to the Fed's purpose of keeping the nation's banking system safe, flexible and stable.

FED RATE CUTS AND THE DOW

Weekly closes, Dow Jones Industrial Average*
7/3/98-12/31/98

===============================================================================
Date       DOW Close
-------------------------------------------------------------------------------
7/10/98    9105.74    10/9/98     7899.52
7/17/98    9337.97    10/16/98    8416.76
7/24/98    8937.36    10/23/98    8452.29
7/31/98    8883.29    10/30/98    8592.1
8/7/98     8598.02    11/6/98     8975.46
8/14/98    8425       11/13/98    8919.59
8/21/98    8533.66    11/20/98    9159.55
8/28/98    8051.68    11/27/98    9333.08
9/4/98     7640.25    12/4/98     9016.14
9/11/98    7795.5     12/11/98    8821.76
9/18/98    7895.66    12/18/98    8903.63
9/25/98    8028.77    12/24/98    9217.99
10/2/98    7784.69    12/31/98    9181.43

This graph shows the weekly closing levels for the Dow from July 3 through December 31, 1998. While the Fed does not control the Dow, which is affected by innumerable factors, its influence is clearly reflected in the index's behavior.

* The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.


                        AIM SMALL CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

January 31, 1999
(Unaudited)

                                                  MARKET
                                  SHARES          VALUE
COMMON STOCKS-107.52%
AIR FREIGHT-0.59%
Atlas Air, Inc.(a)                   33,000   $    1,697,438
------------------------------------------------------------
AIRLINES-0.57%
COMAIR Holdings, Inc.                45,000        1,650,938
------------------------------------------------------------
AUTO PARTS & EQUIPMENT-0.77%
Midas, Inc.                          65,000        2,205,938
------------------------------------------------------------
BANKS (REGIONAL)-5.22%
Bank United Corp.-Class A            51,500        2,060,000
------------------------------------------------------------
Centennial Bancorp(a)               104,500        1,724,250
------------------------------------------------------------
Centura Banks, Inc.                  20,000        1,410,000
------------------------------------------------------------
CCB Financial Corp.                  30,000        1,631,250
------------------------------------------------------------
Community First Bankshares,
  Inc.                               85,000        1,652,188
------------------------------------------------------------
First Virginia Banks, Inc.           46,000        2,173,500
------------------------------------------------------------
Golden State Bancorp, Inc.(a)        72,000        1,345,500
------------------------------------------------------------
Southwest Bancorporation of Texas,
  Inc.(a)      50,000                                662,500
------------------------------------------------------------
Sterling Bancshares, Inc.            70,000          778,750
------------------------------------------------------------
Trustmark Corp.                      75,000        1,575,000
------------------------------------------------------------
                                                  15,012,938
------------------------------------------------------------
BEVERAGES (ALCOHOLIC)-0.84%
Adolph Coors Co.                     37,500        2,402,344
------------------------------------------------------------
BROADCASTING (TELEVISION, RADIO & CABLE)-0.85%
Emmis Broadcasting Corp.-Class
  A(a)                               47,500        2,434,375
------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-4.43%
Comverse Technology, Inc.(a)         37,000        3,108,000
------------------------------------------------------------
Dycom Industries, Inc.(a)            57,450        2,244,141
------------------------------------------------------------
Harmonic Lightwaves, Inc.(a)         75,000        1,837,500
------------------------------------------------------------
Periphonics Corp.(a)                200,000        2,625,000
------------------------------------------------------------
REMEC, Inc.(a)                       75,000        1,500,000
------------------------------------------------------------
VideoServer, Inc.(a)                 90,000        1,406,250
------------------------------------------------------------
                                                  12,720,891
------------------------------------------------------------
COMPUTERS (PERIPHERALS)-3.63%
Jabil Circuit, Inc.(a)               45,000        3,214,688
------------------------------------------------------------
Network Appliance, Inc.(a)           30,000        1,590,000
------------------------------------------------------------
QLogic Corp.(a)                      10,000        1,378,750
------------------------------------------------------------
SMART Modular Technologies,
  Inc.(a)                            75,000        1,537,500
------------------------------------------------------------
Xircom, Inc.(a)                      60,000        2,715,000
------------------------------------------------------------
                                                  10,435,938
------------------------------------------------------------
COMPUTERS (SOFTWARE & SERVICES)-17.21%
Advanced Fibre Communications,
  Inc.(a)                            75,000          885,938
------------------------------------------------------------
Allaire Corp.(a)                     32,000        1,644,000
------------------------------------------------------------

                                                  MARKET
                                  SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)
American Management Systems,
  Inc.(a)                            70,000   $    2,568,125
------------------------------------------------------------
Axent Technologies, Inc.(a)          62,000        2,108,000
------------------------------------------------------------
Business Objects S.A.-ADR(a)
  (France)                           50,000        1,725,000
------------------------------------------------------------
Check Point Software
  Technologies Ltd. (Israel)         57,500        2,788,750
------------------------------------------------------------
Completed Business Solutions,
  Inc.(a)                            40,000        1,200,000
------------------------------------------------------------
Computer Management Sciences,
  Inc.(a)                           125,000        1,945,313
------------------------------------------------------------
Concord EFS, Inc.(a)                 56,000        2,275,000
------------------------------------------------------------
Concur Technologies, Inc.(a)         35,000        1,102,500
------------------------------------------------------------
EarthLink Network, Inc.(a)           10,000          798,750
------------------------------------------------------------
Gemstar International Group
  Ltd.(a)                            15,000          868,125
------------------------------------------------------------
InfoCure Corp.(a)                    58,500        2,106,000
------------------------------------------------------------
Informix Corp.(a)                   150,000        1,640,625
------------------------------------------------------------
InfoSpace.com, Inc.(a)               30,000        1,725,000
------------------------------------------------------------
Macromedia, Inc.(a)                  70,000        2,454,375
------------------------------------------------------------
Medical Manager Corp.(a)             45,000        1,563,750
------------------------------------------------------------
Mercury Interactive Corp.(a)         20,000        1,262,500
------------------------------------------------------------
MindSpring Enterprises,
  Inc.(a)                            15,000        1,530,000
------------------------------------------------------------
QRS Corp.(a)                         35,000        1,750,000
------------------------------------------------------------
QuadraMed Corp.(a)                  100,000        2,837,500
------------------------------------------------------------
Rational Software Corp.(a)           95,000        3,140,938
------------------------------------------------------------
Secure Computing Corp.(a)            80,000        1,895,000
------------------------------------------------------------
Structural Dynamics Research
  Corp.(a)                          125,000        2,468,750
------------------------------------------------------------
USWeb Corp.(a)                      100,000        3,050,000
------------------------------------------------------------
Verity, Inc.(a)                      50,000        1,700,000
------------------------------------------------------------
Wind River Systems(a)                13,400          442,200
------------------------------------------------------------
                                                  49,476,139
------------------------------------------------------------
CONSUMER (JEWELRY, NOVELTIES, & GIFTS)-0.47%
Fossil, Inc.(a)                      45,000        1,334,531
------------------------------------------------------------
CONSUMER FINANCE-0.42%
Doral Financial Corp.                60,000        1,201,875
------------------------------------------------------------
DISTRIBUTORS (FOOD &
  HEALTH)-1.03%
Patterson Dental Co.(a)              70,000        2,966,250
------------------------------------------------------------
ELECTRONICS (DEFENSE)-0.55%
Aeroflex Inc.(a)                     90,000        1,591,875
------------------------------------------------------------
ELECTRONICS (SEMICONDUCTORS)-6.02%
Applied Micro Circuits
  Corp.(a)                           30,000        1,260,000
------------------------------------------------------------
Flextronics International Ltd.       60,000        2,542,500
------------------------------------------------------------
Level One Communications,
  Inc.(a)                            65,000        2,567,500
------------------------------------------------------------
Microchip Technology, Inc.(a)        55,000        1,588,125
------------------------------------------------------------
PMC-Sierra, Inc.(a)                  25,000        1,857,813
------------------------------------------------------------

                                                  MARKET
                                  SHARES          VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)
RF Micro Devices, Inc.(a)            50,000   $    3,618,750
------------------------------------------------------------
Semtech Corp.(a)                     35,000        1,251,250
------------------------------------------------------------
Sipex Corp.(a)                       50,000        1,337,500
------------------------------------------------------------
TranSwitch Corp.(a)                  32,500        1,275,625
------------------------------------------------------------
                                                  17,299,063
------------------------------------------------------------
FINANCIAL (DIVERSIFIED)-1.92%
ARM Financial Group,
  Inc.-Class A                       70,000        1,290,625
------------------------------------------------------------
NCO Group, Inc.(a)                   55,000        1,938,750
------------------------------------------------------------
SEI Investments Co.                  20,000        2,302,500
------------------------------------------------------------
                                                   5,531,875
------------------------------------------------------------
HEALTH CARE (DIVERSIFIED)-0.59%
IVAX Corp.(a)                       125,000        1,695,313
------------------------------------------------------------
HEALTH CARE (DRUGS-GENERIC & OTHER)-4.69%
Alpharma, Inc.-Class A              100,000        3,462,500
------------------------------------------------------------
Anesta Corp.(a)                     100,000        2,843,750
------------------------------------------------------------
Barr Laboratories, Inc.(a)           50,000        1,971,875
------------------------------------------------------------
Inhale Therapeutic Systems,
  Inc.(a)                            50,000        1,668,750
------------------------------------------------------------
Jones Pharma, Inc.                   66,400        2,116,500
------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)                   20,000        1,422,500
------------------------------------------------------------
                                                  13,485,875
------------------------------------------------------------
HEALTH CARE (MANAGED CARE)-1.14%
Express Scripts, Inc.-Class
  A(a)                               50,000        3,287,500
------------------------------------------------------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-8.50%
Biomatrix, Inc.(a)                   40,000        2,415,000
------------------------------------------------------------
CardioThoracic Systems,
  Inc.(a)                            31,000          298,375
------------------------------------------------------------
Colorado MEDtech, Inc.(a)           125,000        1,625,000
------------------------------------------------------------
Heartport, Inc.(a)                  250,000        1,953,125
------------------------------------------------------------
MiniMed, Inc.(a)                    100,000        1,086,250
------------------------------------------------------------
Osteotech, Inc.(a)                   70,000        3,640,000
------------------------------------------------------------
Perclose, Inc.(a)                    40,000        1,650,000
------------------------------------------------------------
PSS World Medical, Inc.(a)           10,000        1,562,500
------------------------------------------------------------
ResMed, Inc.(a)                      20,000          985,000
------------------------------------------------------------
SangStat Medical Corp.(a)           100,000        2,759,375
------------------------------------------------------------
VISX, Inc.(a)                        53,000        3,233,000
------------------------------------------------------------
Xomed Surgical Products,
  Inc.(a)                            89,500        3,210,813
------------------------------------------------------------
                                                  24,418,438
------------------------------------------------------------
HEALTH CARE (SPECIALIZED SERVICES)-4.01%
First Consulting Group,
  Inc.(a)                           100,000        2,162,500
------------------------------------------------------------
Hooper Holmes, Inc.                  82,000        2,378,000
------------------------------------------------------------
Renal Care Group, Inc.(a)            75,000        2,325,000
------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                           40,000        1,665,000
------------------------------------------------------------
Techne Corp.(a)                      75,000        1,893,750
------------------------------------------------------------

                                                  MARKET
                                  SHARES          VALUE
HEALTH CARE (SPECIALIZED SERVICES)-(CONTINUED)
Veterinary Centers of America,
  Inc.(a)                            59,900   $    1,093,175
------------------------------------------------------------
                                                  11,517,425
------------------------------------------------------------
INSURANCE (LIFE/HEALTH)-0.37%
Penn Treaty American Corp.(a)        45,000        1,063,125
------------------------------------------------------------
INSURANCE (MULTI-LINE)-0.38%
Alfa Corp.                           50,000        1,100,000
------------------------------------------------------------
INSURANCE (PROPERTY-CASUALTY)-0.34%
HCC Insurance Holdings, Inc.         50,000          971,875
------------------------------------------------------------
INVESTMENT BANKING/BROKERAGE-0.70%
EVEREN Capital Corp.                 83,000        2,023,125
------------------------------------------------------------
INVESTMENT MANAGEMENT-0.84%
Federated Investors,
  Inc.-Class B                      125,000        2,421,875
------------------------------------------------------------
LEISURE TIME (PRODUCTS)-2.06%
Acclaim Entertainment, Inc.(a)      150,000        1,387,500
------------------------------------------------------------
JAKKS Pacific, Inc.(a)              175,000        2,800,000
------------------------------------------------------------
THQ, Inc.(a)                         70,000        1,741,250
------------------------------------------------------------
                                                   5,928,750
------------------------------------------------------------
MANUFACTURING (SPECIALIZED)-1.16%
Superior TeleCom Inc.                75,000        3,318,750
------------------------------------------------------------
OFFICE EQUIPMENT &
  SUPPLIES-0.55%
School Specialty, Inc.(a)            65,000        1,568,125
------------------------------------------------------------
OIL & GAS (DRILLING & EQUIPMENT)-0.43%
Cal Dive International,
  Inc.(a)                            80,000        1,240,000
------------------------------------------------------------
PERSONAL CARE-1.10%
D & K Healthcare Resources,
  Inc.(a)                            50,000        1,237,500
------------------------------------------------------------
NBTY, Inc.(a)                       325,000        1,909,375
------------------------------------------------------------
                                                   3,146,875
------------------------------------------------------------
PUBLISHING-0.49%
Scholastic Corp.(a)                  25,000        1,415,625
------------------------------------------------------------
RESTAURANTS-4.53%
Brinker International, Inc.(a)       50,000        1,375,000
------------------------------------------------------------
CKE Restaurants, Inc.                49,500        1,175,625
------------------------------------------------------------
Foodmaker, Inc.(a)                   75,000        1,734,375
------------------------------------------------------------
O'Charley's Inc.(a)                 145,000        2,011,875
------------------------------------------------------------
Papa John's International,
  Inc.(a)                            40,000        1,627,500
------------------------------------------------------------
Sonic Corp.(a)                      130,000        3,282,500
------------------------------------------------------------
Taco Cabana-Class A(a)              200,000        1,812,500
------------------------------------------------------------
                                                  13,019,375
------------------------------------------------------------
RETAIL (COMPUTERS & ELECTRONICS)-1.21%
CDW Computer Centers, Inc.(a)        27,000        2,392,875
------------------------------------------------------------

                                                  MARKET
                                  SHARES          VALUE
RETAIL (COMPUTERS & ELECTRONICS)-(CONTINUED)
CompUSA, Inc.(a)                     85,000   $    1,073,125
------------------------------------------------------------
                                                   3,466,000
------------------------------------------------------------
RETAIL (DISCOUNTERS)-0.77%
99 Cents Only Stores(a)              50,000        2,218,750
------------------------------------------------------------
RETAIL (DRUG STORES)-0.67%
Longs Drug Stores Corp.              50,000        1,915,625
------------------------------------------------------------
RETAIL (HOME SHOPPING)-0.88%
Micro Warehouse, Inc.(a)             65,000        2,535,000
------------------------------------------------------------
RETAIL (SPECIALTY)-4.22%
CSK Auto Corp.(a)                    80,000        2,700,000
------------------------------------------------------------
General Nutrition Companies,
  Inc.(a)                           150,000        2,418,750
------------------------------------------------------------
Hollywood Entertainment
  Corp.(a)                           32,000        1,082,000
------------------------------------------------------------
Linens 'N Things, Inc.(a)            65,000        2,396,875
------------------------------------------------------------
O'Reilly Automotive, Inc.(a)         32,000        1,588,000
------------------------------------------------------------
Rent-A-Center, Inc.(a)               60,000        1,935,000
------------------------------------------------------------
                                                  12,120,625
------------------------------------------------------------
RETAIL (SPECIALTY-APPAREL)-5.57%
American Eagle Outfitters,
  Inc.(a)                            50,000        3,418,750
------------------------------------------------------------
Ann Taylor Stores Corp.(a)           80,000        3,100,000
------------------------------------------------------------
Bebe Stores, Inc.(a)                 65,000        2,348,125
------------------------------------------------------------
Chico's Fas, Inc.(a)                120,100        3,753,125
------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)       73,600        2,180,400
------------------------------------------------------------
Urban Outfitters, Inc.(a)            75,000        1,223,437
------------------------------------------------------------
                                                  16,023,837
------------------------------------------------------------
SERVICES (ADVERTISING/MARKETING)-2.49%
Abacus Direct Corp.(a)               25,000        1,262,500
------------------------------------------------------------
ACNielsen Corp.(a)                   70,000        1,601,250
------------------------------------------------------------
CMGI Inc.(a)                         16,000        1,952,000
------------------------------------------------------------
Lamar Advertising Co.(a)             60,000        2,355,000
------------------------------------------------------------
                                                   7,170,750
------------------------------------------------------------
SERVICES (COMMERCIAL & CONSUMER)-1.95%
Championship Auto Racing Teams,
  Inc.(a)       60,000                             1,620,000
------------------------------------------------------------
G & K Services, Inc.-Class A         20,000        1,095,000
------------------------------------------------------------
Regis Corp.                          70,000        2,887,500
------------------------------------------------------------
                                                   5,602,500
------------------------------------------------------------
SERVICES (COMPUTER SYSTEMS)-1.62%
Insight Enterprises, Inc.(a)         50,000        1,543,750
------------------------------------------------------------
Sykes Enterprises, Inc.(a)           62,500        3,125,000
------------------------------------------------------------
                                                   4,668,750
------------------------------------------------------------
SERVICES (DATA PROCESSING)-4.33%
CSG Systems International,
  Inc.(a)                            35,000        2,620,625
------------------------------------------------------------
FactSet Research Systems, Inc.       40,000        2,960,000
------------------------------------------------------------

                                                  MARKET
                                  SHARES          VALUE
SERVICES (DATA PROCESSING)-(CONTINUED)
Fair, Issac, and Company, Inc.       50,000   $    2,525,000
------------------------------------------------------------
MedQuist, Inc.(a)                    70,000        2,423,750
------------------------------------------------------------
National Computer Systems,
  Inc.                               50,000        1,912,500
------------------------------------------------------------
                                                  12,441,875
------------------------------------------------------------
SERVICES (EMPLOYMENT)-0.54%
Data Processing Resources
  Corp.(a)                           65,000        1,560,000
------------------------------------------------------------
SERVICES (FACILITIES & ENVIRONMENTAL)-1.12%
Cornell Corrections, Inc.(a)         75,000        1,471,875
------------------------------------------------------------
Tetra Tech, Inc.(a)                  71,250        1,745,625
------------------------------------------------------------
                                                   3,217,500
------------------------------------------------------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.90%
Metro One Telecommunications,
  Inc.(a)                           140,000        2,590,000
------------------------------------------------------------
TELECOMMUNICATIONS (LONG DISTANCE)-1.63%
Global Crossing Ltd.
  (Bermuda)(a)                       62,500        3,304,681
------------------------------------------------------------
Viatel, Inc.                         75,000        1,368,750
------------------------------------------------------------
                                                   4,673,431
------------------------------------------------------------
TELEPHONE-0.78%
GeoTel Communications Corp.(a)       57,500        2,246,094
------------------------------------------------------------
TEXTILES (APPAREL)-1.61%
Quicksilver, Inc.(a)                 75,100        2,525,238
------------------------------------------------------------
Tarrant Apparel Group(a)             50,000        2,100,000
------------------------------------------------------------
                                                   4,625,238
------------------------------------------------------------
TEXTILES (SPECIALTY)-0.45%
Happy Kids, Inc.(a)                 105,000        1,286,250
------------------------------------------------------------
WASTE MANAGEMENT-0.38%
KTI, Inc.(a)                         48,800        1,079,700
------------------------------------------------------------
    Total Common Stocks (Cost
    $239,621,385)                                309,026,384
------------------------------------------------------------

                         NUMBER
                           OF       EXERCISE   EXPIRATION     MARKET
                        CONTRACTS    PRICE        DATE        VALUE
OPTIONS PURCHASED-1.59%
CALLS-1.39%
Amex Biotech Index          995          200       Mar-99      920,375
----------------------------------------------------------------------
Baxter International
  Inc. (Health
  Care-Medical
  Products & Supplies)    2,800           70       Feb-99      787,500
----------------------------------------------------------------------
Fore Systems, Inc.        1,000        17.50       Apr-99      250,000
(Computers-Networking)    2,280           20       Apr-99      370,500
----------------------------------------------------------------------
Iomega Corp.
  (Computers-Peripherals)   5,500         10       Feb-99       85,938
----------------------------------------------------------------------
KBW Banks Index              35          825       Mar-99      139,563
                             65          850       Mar-99      182,812
----------------------------------------------------------------------
Rational Software Co.
  (Computers-Software
    & Services)           2,000           30       Apr-99    1,150,000
----------------------------------------------------------------------

                         NUMBER
                           OF       EXERCISE   EXPIRATION     MARKET
                        CONTRACTS    PRICE        DATE        VALUE
CALLS-(CONTINUED)
SunRise Assisted
  Living, Inc.
  (Healthcare-Medical
    Products &
    Supplies)             1,000           45       Feb-99   $  106,250
----------------------------------------------------------------------
                                                             3,992,938
----------------------------------------------------------------------
PUTS-0.20%
Lernout & Hasupie Speech Products N.V.
  (Services-Commercial
  & Consumer)             1,000           40       Feb-99      587,500
----------------------------------------------------------------------
S & P 500 Index             125          925       Feb-99        1,562
----------------------------------------------------------------------
                                                               589,062
----------------------------------------------------------------------
Total Options Purchased (Premiums
  paid $4,897,554)                                           4,582,000
----------------------------------------------------------------------

                                    SHARES
WARRANTS-0.44%
BANKS (REGIONAL)-0.44%
Golden State Bancorp, Litigation
  Warrants, expiring 01/01/01
  (Cost $1,471,875)                 300,000       1,265,625
-----------------------------------------------------------

                                  PRINCIPAL
                                    AMOUNT
REPURCHASE AGREEMENT-2.42%(b)
Dean Witter Reynolds, Inc.,
  4.78%, 02/01/99(c)              $6,965,025      6,965,025
-----------------------------------------------------------
TOTAL INVESTMENTS-111.97%                       321,839,034
-----------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(11.97)%          (34,404,609)
-----------------------------------------------------------
NET ASSETS-100.00%                             $287,434,425
-----------------------------------------------------------

                                     SHARES
                                      SOLD       MARKET
                                      SHORT       VALUE
SECURITIES SOLD SHORT(d)
Adobe Systems, Inc.                   35,000   $ 1,671,250
----------------------------------------------------------
Advanced Micro Devices, Inc.          45,000     1,032,187
----------------------------------------------------------
Anadigics, Inc.                       75,100     1,323,637
----------------------------------------------------------
Beckman Coulter Inc.                  25,000     1,246,875
----------------------------------------------------------
Brite Voice Systems, Inc.             56,100       561,000
----------------------------------------------------------
CONMED Corp.                          30,000       982,500
----------------------------------------------------------
Dollar General Corp.                  55,000     1,371,563
----------------------------------------------------------
Duane Reade, Inc.                     11,000       330,000
----------------------------------------------------------
J. D. Edwards & Co.                   50,000     1,015,625
----------------------------------------------------------
Enhance Financial Service Group
  Inc.                                50,000     1,250,000
----------------------------------------------------------
Harmon Industries, Inc.               30,000       675,000
----------------------------------------------------------
HEALTHSOUTH Corp.                    150,000     2,034,375
----------------------------------------------------------
HealthCare Financial Partners, Inc.   10,000       308,125
----------------------------------------------------------
IDEC Pharmaceuticals Corp.            15,000       757,500
----------------------------------------------------------
Information Management Resources,
  Inc.                                45,000     1,141,875
----------------------------------------------------------
InterVoice, Inc.                      40,000       437,500
----------------------------------------------------------
I2 Technologies, Inc.                 50,000     1,743,750
----------------------------------------------------------
King Pharmaceuticals, Inc.            70,500     1,700,813
----------------------------------------------------------
Lernout & Hasupie Speech Products
  N.V.                                10,000       355,000
----------------------------------------------------------
Ocular Sciences, Inc.                  7,200       166,500
----------------------------------------------------------
ProBusiness Services, Inc.            15,000       541,875
----------------------------------------------------------
Profit Recovery Group
  International, Inc.                 35,000     1,207,500
----------------------------------------------------------
Stryker Corp.                         37,500     1,739,064
----------------------------------------------------------
Tenet Healthcare Corp.                50,000     1,046,875
----------------------------------------------------------
United Asset Management Corp.         50,000     1,162,500
----------------------------------------------------------
WestPoint Stevens, Inc.               75,000     1,994,531
----------------------------------------------------------
Whole Foods Market, Inc.              19,500       625,218
----------------------------------------------------------
                                               $28,422,638
----------------------------------------------------------

---------------

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, include the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 01/29/99 with a maturing value of $300,119,500. Collateralized by $304,204,000 U.S. Treasury obligations, 0% due 02/04/99 to 02/20/07 with an aggregate market value at 01/31/99 of $306,000,685.
(d) Collateral on short sales was segregated by the Fund in the amount of $30,194,093 which represents 106.23% of market value of securities sold short.

Abbreviation:

ADR - American Depositary Receipt

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 1999
(UNAUDITED)

ASSETS:
Investments, at market value (cost
  $252,955,839)                              $321,839,034
---------------------------------------------------------
Cash                                            3,727,497
---------------------------------------------------------
Receivables for:
  Investments sold                              2,597,413
---------------------------------------------------------
  Investments sold short                       27,276,177
---------------------------------------------------------
  Fund shares sold                              1,630,084
---------------------------------------------------------
  Dividends and interest                            7,462
---------------------------------------------------------
Investment for deferred compensation plan           2,835
---------------------------------------------------------
Other assets                                      587,295
---------------------------------------------------------
    Total assets                              357,667,797
---------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                        10,224,141
---------------------------------------------------------
  Fund shares reacquired                          761,613
---------------------------------------------------------
  Deferred compensation plan                        2,835
---------------------------------------------------------
  Loans                                        30,000,000
---------------------------------------------------------
Market value of securities sold short
  (proceeds from sales $27,276,177)            28,422,638
---------------------------------------------------------
Options written (premiums received
  $287,128)                                       257,109
---------------------------------------------------------
Accrued advisory fees                             236,298
---------------------------------------------------------
Accrued distribution fees                         156,544
---------------------------------------------------------
Accrued trustees' fees                                842
---------------------------------------------------------
Accrued transfer agent fees                        30,983
---------------------------------------------------------
Accrued operating expenses                        140,369
---------------------------------------------------------
    Total liabilities                          70,233,372
---------------------------------------------------------
Net assets applicable to shares outstanding  $287,434,425
---------------------------------------------------------
NET ASSETS:
Class A                                      $165,174,376
---------------------------------------------------------
Class B                                      $121,535,734
---------------------------------------------------------
Class C                                      $    724,315
---------------------------------------------------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:
Class A                                        13,577,596
---------------------------------------------------------
Class B                                        10,028,884
---------------------------------------------------------
Class C                                            59,762
---------------------------------------------------------
Class A:
  Net asset value and redemption price per
    share                                    $      12.17
---------------------------------------------------------
  Offering price per share:
    (Net asset value of
      $12.17 divided by 94.50%)              $      12.88
---------------------------------------------------------
Class B:
  Net asset value and offering price per
    share                                    $      12.12
---------------------------------------------------------
Class C:
  Net asset value and offering price per
    share                                    $      12.12
---------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 1999
(UNAUDITED)

INVESTMENT INCOME:
Interest                                     $    750,743
---------------------------------------------------------
Dividends                                         167,362
---------------------------------------------------------
    Total investment income                       918,105
---------------------------------------------------------
EXPENSES:
Advisory fees                                   1,106,069
---------------------------------------------------------
Administrative services fees                       64,128
---------------------------------------------------------
Custodian fees                                     26,908
---------------------------------------------------------
Interest expense                                  177,922
---------------------------------------------------------
Transfer agent fees-Class A                       102,102
---------------------------------------------------------
Transfer agent fees-Class B                        87,822
---------------------------------------------------------
Transfer agent fees-Class C                           153
---------------------------------------------------------
Trustees' fees                                      4,636
---------------------------------------------------------
Distribution fees-Class A                         220,826
---------------------------------------------------------
Distribution fees-Class B                         474,873
---------------------------------------------------------
Distribution fees-Class C                             263
---------------------------------------------------------
Other                                             184,711
---------------------------------------------------------
    Total expenses                              2,450,413
---------------------------------------------------------
Less: Expenses paid indirectly                    (12,413)
---------------------------------------------------------
    Net expenses                                2,438,000
---------------------------------------------------------
Net investment income (loss)                   (1,519,895)
---------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, SECURITIES SOLD
  SHORT, FUTURES AND OPTION CONTRACTS:
Net realized gain (loss) from:
  Futures contracts                            (6,060,564)
---------------------------------------------------------
  Investment securities                       (11,502,276)
---------------------------------------------------------
  Securities sold short                         1,182,572
---------------------------------------------------------
  Option contracts                             (1,740,866)
---------------------------------------------------------
                                              (18,121,134)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        73,186,912
---------------------------------------------------------
  Securities sold short                        (1,223,603)
---------------------------------------------------------
  Futures contracts                             3,348,202
---------------------------------------------------------
  Option contracts                               (252,753)
---------------------------------------------------------
                                               75,058,758
---------------------------------------------------------
    Net gain from investment securities,
       securities sold short, futures and
       option contracts                        56,937,624
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 55,417,729
---------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JANUARY 31, 1999 AND THE PERIOD JUNE 29, 1998 (DATE OPERATIONS COMMENCED) THROUGH JULY 31, 1998
(UNAUDITED)

                                                              JANUARY 31,      JULY 31,
                                                                  1999           1998
                                                              ------------   ------------
OPERATIONS:
  Net investment income (loss)                                $ (1,519,895)  $    148,549
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    option contracts                                           (18,121,134)     1,217,379
-----------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, securities sold short, futures and option
    contracts                                                   75,058,758     (7,292,005)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                55,417,729     (5,926,077)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (102,771)            --
-----------------------------------------------------------------------------------------
  Class B                                                          (48,776)            --
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       25,668,581    110,724,862
-----------------------------------------------------------------------------------------
  Class B                                                       13,966,004     86,925,398
-----------------------------------------------------------------------------------------
  Class C                                                          709,475             --
-----------------------------------------------------------------------------------------
    Net increase in net assets                                  95,610,242    191,724,183
-----------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          191,824,183        100,000
-----------------------------------------------------------------------------------------
  End of period                                                287,434,425    191,824,183
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Shares of beneficial interest                               $238,091,945   $197,747,885
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (1,520,518)       150,924
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, securities sold short, futures and option
    contracts                                                  (16,903,755)     1,217,379
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, securities sold short, futures and option
    contracts                                                   67,766,753     (7,292,005)
-----------------------------------------------------------------------------------------
                                                              $287,434,425   $191,824,183
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 1999
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two investment portfolios. The Fund commenced operations on June 29, 1998. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term capital appreciation.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or, absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between the last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Accounting for Securities Sold Short -- When the Fund sells common stock short, an amount equal to the proceeds of the sale is recorded as an asset. This asset is offset by a liability (representing the borrowed security) recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations discussed in section "A". The Fund's risk is that the value of the security will increase rather than decline and thus an unrealized loss will be recorded. When the Fund closes out a short position by delivering the stock sold short, the Fund will realize a gain or loss and the liability related to such short position will be eliminated. The Fund is required to segregate cash or securities as collateral at a level that is equal to the current market value of the securities sold short to secure its obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The amount segregated as collateral deposits will not at any time exceed 25% of the Fund's net assets.
C. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income, dividend expense on short sales and distributions to shareholders are recorded on the ex-dividend date.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Call Options -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
     An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.
     The Fund will not write options if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 50% of the total assets of the Fund.
F. Put Options -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the options' underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedge. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 25% of the Fund's total assets.
G. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the Fund's portfolio being hedged.
H. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 1% of the Fund's average daily net assets.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended January 31, 1999, AIM was reimbursed $64,128 for such services.
  The Fund, pursuant to a transfer agency and shareholder service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency shareholder services to the Fund. During the six months ended January 31, 1999, AFS was paid $97,764 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the period ended January 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $220,826, $474,873, and $263, respectively, as compensation under the Plans.

  AIM Distributors received commissions of $126,592 from sales of the Class A shares of the Fund during the six months ended January 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received $8,758 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS. During the six months ended January 31, 1999, the Fund paid legal fees of $686 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the six months ended January 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $1,223 and $11,190, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $12,413 during the six months ended January 31, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended January 31, 1999, the maximum amount outstanding during the period was $35,000,000 while borrowings averaged $7,092,391 per day with a weighted average interest rate of 4.98%. Interest expense for the period ended January 31, 1999, was $177,922. The funds which are parties to the line of credit are charged a commitment fee of 0.06% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 1999 was $373,158,274 and $209,358,890, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of January 31, 1999 is as follows:

Aggregate unrealized appreciation of:
  Investment securities                       $75,188,543
---------------------------------------------------------
  Securities sold short                         1,336,074
---------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                        (7,361,935)
---------------------------------------------------------
  Securities sold short                        (2,482,535)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $66,680,147
---------------------------------------------------------
Cost of investments for tax purposes is $254,012,426.
Proceeds from securities sold short for tax purposes is
the same for tax and financial reporting purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 1999 and the period June 29, 1998 (date operations commenced) through July 31, 1998 were as follows:

                           JANUARY 31, 1999              JULY 31, 1998
                       -------------------------   -------------------------
                         SHARES        AMOUNT        SHARES        AMOUNT
                       ----------   ------------   ----------   ------------
Sold:
  Class A               5,851,161   $ 58,525,689   11,173,989   $112,285,297
----------------------------------------------------------------------------
  Class B*              2,532,799     25,055,157    8,700,960     87,549,103
----------------------------------------------------------------------------
  Class C*                 59,762        709,475           --             --
----------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                   8,676         96,297           --             --
----------------------------------------------------------------------------
  Class B*                  3,754         41,577           --             --
----------------------------------------------------------------------------
Reacquired:
  Class A              (3,300,415)   (32,953,405)    (155,815)    (1,560,435)
----------------------------------------------------------------------------
  Class B*             (1,146,130)   (11,130,730)     (62,499)      (623,705)
----------------------------------------------------------------------------
                        4,009,607   $ 40,344,060   19,656,635   $197,650,260
----------------------------------------------------------------------------

* Class B and Class C shares commenced sales on July 13, 1998 and December 30, 1998, respectively.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended January 31, 1999 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   -----------
Beginning of period                                               775     $    71,774
-------------------------------------------------------------------------------------
Written                                                         2,476       1,700,837
-------------------------------------------------------------------------------------
Closed                                                         (2,951)     (1,551,018)
-------------------------------------------------------------------------------------
Expired                                                          (200)        (29,399)
-------------------------------------------------------------------------------------
End of period                                                     100     $   192,194
-------------------------------------------------------------------------------------

Open call option contracts written at January 31, 1999 are summarized as follows:

                                                                                                     JANUARY 31,
                                                                                                        1999         UNREALIZED
                                                          CONTRACT   STRIKE   NUMBER OF   PREMIUM      MARKET      APPRECIATION/
ISSUE                                                      MONTH     PRICE    CONTRACTS   RECEIVED      VALUE      (DEPRECIATION)
-----                                                     --------   ------   ---------   --------   -----------   --------------
S&P 500 Index                                                Mar     1,325       100      $192,194    $251,250        $(59,056)
---------------------------------------------------------------------------------------------------------------------------------

NOTE 9-PUT OPTION CONTRACTS

Transactions in put option contracts written during the six months ended January 31, 1999 are summarized as follows:

                                                                PUT OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------   ------------
Beginning of period                                              100      $     63,448
--------------------------------------------------------------------------------------
Written                                                          640           495,585
--------------------------------------------------------------------------------------
Closed                                                          (315)         (265,206)
--------------------------------------------------------------------------------------
Expired                                                         (300)         (198,893)
--------------------------------------------------------------------------------------
End of period                                                    125      $     94,934
--------------------------------------------------------------------------------------

Open put option contracts written at January 31, 1999 were as follows:

                                                                                                       JANUARY 31,
                                                                                                          1999
                                                            CONTRACT   STRIKE   NUMBER OF   PREMIUM      MARKET       UNREALIZED
ISSUE                                                        MONTH     PRICE    CONTRACTS   RECEIVED      VALUE      APPRECIATION
-----                                                       --------   ------   ---------   --------   -----------   ------------
S&P 500 Index                                                  Feb     1,025       125      $94,934      $ 5,859       $89,075
---------------------------------------------------------------------------------------------------------------------------------

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during the six months ended January 31, 1999 and the period June 29, 1998 (date operations commenced) through July 31, 1998, for a share of Class B outstanding during the period July 13, 1998 (date sales commenced) through January 31, 1999, and for a share of Class C outstanding during the period December 30, 1998 (date sales commenced) through January 31, 1999.

                                                                      CLASS A                  CLASS B             CLASS C
                                                              -----------------------   ----------------------   -----------
                                                              JANUARY 31,    JULY 31,   JANUARY 31,   JULY 31,   JANUARY 31,
                                                                 1999          1998        1999         1998        1999
                                                              -----------    --------   -----------   --------   -----------
Net asset value, beginning of period                           $   9.76      $  10.00    $   9.76     $ 10.07      $ 11.70
------------------------------------------------------------   --------      --------    --------     -------      -------
Income from investment operations:
  Net investment income (loss)                                    (0.04)(a)      0.02(a)     (0.08)(a)    0.01(a)     (0.02)(a)
------------------------------------------------------------   --------      --------    --------     -------      -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    2.46         (0.26)       2.45       (0.32)        0.44
------------------------------------------------------------   --------      --------    --------     -------      -------
    Total from investment operations                               2.42         (0.24)       2.37       (0.31)        0.42
------------------------------------------------------------   --------      --------    --------     -------      -------
Dividends from net investment income                              (0.01)           --       (0.01)         --           --
------------------------------------------------------------   --------      --------    --------     -------      -------
Net asset value, end of period                                 $  12.17      $   9.76    $  12.12     $  9.76      $ 12.12
------------------------------------------------------------   --------      --------    --------     -------      -------
Total return(b)                                                   24.78%        (2.40)%     24.24%      (3.08)%       6.04%
------------------------------------------------------------   --------      --------    --------     -------      -------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $165,174      $107,540    $121,536     $84,285      $   724
------------------------------------------------------------   --------      --------    --------     -------      -------
Ratio of expenses to average net assets                            1.67%(c)      1.59%       2.38%(c)    2.30%        2.38%(c)
------------------------------------------------------------   --------      --------    --------     -------      -------
Ratio of net investment income (loss) to average net assets       (0.84)%(c)     2.00%      (1.55)%(c)    1.29%      (1.74)%(c)
------------------------------------------------------------   --------      --------    --------     -------      -------
Portfolio turnover rate                                             102%           13%        102%         13%         102%
------------------------------------------------------------   --------      --------    --------     -------      -------

(a)Calculated using average shares outstanding.
(b)Does not deduct sales charges and is not annualized for periods less than one year.
(c)Ratios are annualized and based on average net assets of $125,157,832, $94,200,350, and $400,351 for Class A, Class B and Class C shares, respectively.

BOARD OF TRUSTEES

Charles T. Bauer
Chairman
A I M Management Group Inc.

Bruce L. Crockett
Director
ACE Limited;
Formerly Director, President, and
Chief Executive Officer
COMSAT Corporation

Owen Daly II
Director
Cortland Trust Inc.

Edward K. Dunn Jr.
Chairman, Mercantile Mortgage Corp.;
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and
President, Mercantile Bankshares

Jack Fields
Chief Executive Officer
Texana Global, Inc.;
Formerly Member
of the U.S. House of Representatives

Carl Frischling
Partner
Kramer, Levin, Naftalis & Frankel LLP

Robert H. Graham
President and Chief Executive Officer
A I M Management Group Inc.

Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.,
Commissioner, New York City Dept. for
the Aging; and member of the Board of Directors, Metropolitan Transportation Authority of
New York State

Lewis F. Pennock
Attorney

Ian W. Robinson
Consultant; Formerly Executive
Vice President and
Chief Financial Officer
Bell Atlantic Management
Services, Inc.

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

OFFICERS

Charles T. Bauer
Chairman

Robert H. Graham
President

John J. Arthur
Senior Vice President and Treasurer

Carol F. Relihan
Senior Vice President and Secretary

Gary T. Crum
Senior Vice President

Dana R. Sutton
Vice President and Assistant Treasurer

Melville B. Cox
Vice President

Karen Dunn Kelley
Vice President

Mary J. Benson
Assistant Vice President
and Assistant Treasurer

Sheri Morris
Assistant Vice President
and Assistant Treasurer

Renee A. Friedli
Assistant Secretary

P. Michelle Grace
Assistant Secretary

Jeffrey H. Kupor
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Lisa A. Moss
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Samuel D. Sirko
Assistant Secretary

Stephen I. Winer
Assistant Secretary

Mary J. Benson
Assistant Treasurer

OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046

INVESTMENT ADVISOR

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

CUSTODIAN

Bank of New York
90 Washington Street, 11th Floor
New York, NY 10286

COUNSEL TO THE FUND

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street
Philadelphia, PA 19103

COUNSEL TO THE TRUSTEES

Kramer, Levin, Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022

DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

HOW AIM~MAKES INVESTING
EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $10,000. Subsequent investments can be made for only $1,000.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $1,000 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                     ------------------------------------

                            CURRENT SHAREHOLDERS

                                 CAN CALL OUR

                             AIM INVESTOR LINE AT

                                 800-246-5463

                               FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                     ------------------------------------

                               THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                              MONEY MARKET FUNDS                            A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)             AIM Money Market Fund                         leadership in the mutual fund industry
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund                      since 1976 and managed approximately
AIM Capital Development Fund                                                            $109 billion in assets for more than 6.2
AIM Constellation Fund                    INTERNATIONAL GROWTH FUNDS                    million shareholders, including individual
AIM Mid Cap Equity Fund(2)(A)             AIM Advisor International Value Fund          investors, corporate clients, and financial
AIM Mid Cap Opportunities Fund            AIM Asian Growth Fund                         institutions, as of December 31, 1998.
AIM Select Growth Fund(3)                 AIM Developing Markets Fund(2)                    The AIM Family of Funds--Registered
AIM Small Cap Growth Fund(2)(B)           AIM Europe Growth Fund(2)                     Trademark-- is distributed nationwide, and
AIM Small Cap Opportunities Fund          AIM European Development Fund                 AIM today is the 10th-largest mutual fund
AIM Value Fund                            AIM International Equity Fund                 complex in the U.S. in assets under
AIM Weingarten Fund                       AIM Japan Growth Fund(2)                      management, according to Strategic Insight,
                                          AIM Latin American Growth Fund(2)             an independent mutual fund monitor.
GROWTH & INCOME FUNDS                     AIM New Pacific Growth Fund(2)
AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund          GLOBAL GROWTH FUNDS
AIM Advisor MultiFlex Fund                AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund              AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(2)(C)                GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                          AIM Global Growth & Income Fund(2)
                                          AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                 GLOBAL INCOME FUNDS
AIM High Yield Fund                       AIM Emerging Markets Debt Fund(2)(D)
AIM High Yield Fund II                    AIM Global Government Income Fund(2)
AIM Income Fund                           AIM Global Income Fund
AIM Intermediate Government Fund          AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                          THEME FUNDS
TAX-FREE INCOME FUNDS                     AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund            AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                   AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund            AIM Global Resources Fund(2)
                                          AIM Global Telecommunications Fund(2)
                                          AIM Global Trends Fund(2)(E)

(1)AIM~Aggressive Growth Fund reopened to new investors November 16, 1998.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.